                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 24, 2006

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Missouri
                 (State or other jurisdiction of incorporation)

        1-11848                                          43-1627032
(Commission File Number)                    (I.R.S. Employer Identification No.)

        1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039
               (Address of principal executive offices) (zip code)

                                 (636) 736-7000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As disclosed in the Company's quarterly report on Form 10-Q for the period ending March 31, 2006, during the first quarter of 2006, the Company changed its method of allocating capital to its reportable segments from a method based upon regulatory capital requirements ("RBC") to one based on underlying economic capital ("EC") levels. The economic capital model is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model considers the unique and specific nature of the risks inherent in RGA's businesses. This is in contrast to the standardized regulatory risk based capital formula, which is not as refined in its risk calculations with respect to each of the Company's businesses. As a result of the economic capital allocation process, a portion of investment income and investment related gains (losses) is credited or charged to the reportable segments based on the level of allocated equity. In addition, the reportable segments are charged for excess capital utilized above the allocated economic capital basis. This charge is included in policy acquisition costs and other insurance expenses.

Management believes that the change from the RBC to EC basis of allocating capital is considered a change in measurement of segment results, not composition. The Company's segment results by quarter for 2005 and 2004 have been revised in this report giving effect to this change. The consolidated financial statements are not affected by this change. See "Non-GAAP Financial Measures" below.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 - REGULATION FD DISCLOSURE

As disclosed in the Company's quarterly report on Form 10-Q for the period ending March 31, 2006, during the first quarter of 2006, the Company changed its method of allocating capital to its reportable segments from a method based upon RBC requirements to one based on underlying EC levels. The economic capital model is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model considers the unique and specific nature of the risks inherent in RGA's businesses. This is in contrast to the standardized regulatory risk based capital formula, which is not as refined in its risk calculations with respect to each of the Company's businesses. As a result of the economic capital allocation process, a portion of investment income and investment related gains (losses) is credited or charged to the reportable segments based on the level of allocated equity. In addition, the reportable segments are charged for excess capital utilized above the allocated economic capital basis. This charge is included in policy acquisition costs and other insurance expenses.

Management believes that the change from the RBC to EC basis of allocating capital is considered a change in measurement of segment results, not composition. The Company's segment results by quarter for 2005 and 2004 have been revised in this report giving effect to this change. The consolidated financial statements are not affected by this change. See "Non-GAAP Financial Measures" below.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

NON-GAAP FINANCIAL MEASURES

The segment results include information on operating income before income taxes which is considered a non-GAAP financial measure. Management uses this measure to analyze financial results and establish target levels and awards under RGA's management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes the effect of net realized capital gains and losses, as well as changes in the fair value of embedded derivatives and related deferred acquisition costs. These items tend to be highly variable, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the Company's ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income.

                             U.S. OPERATIONS SEGMENT
                                     (000's)

                                                                        YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $568,018   $575,812   $611,389   $678,341   $2,433,560
   Investment income, net of related expenses               120,049    107,305    128,944    127,641      483,939
   Investment related gains (losses), net                     2,483     (4,520)      (459)    (7,187)      (9,683)
   Change in value of embedded derivatives                   22,561    (19,917)     3,536      1,264        7,444
   Other revenue                                              8,251      9,949      8,955     11,177       38,332
                                                           --------   --------   --------   --------   ----------
      Total revenues                                        721,362    668,629    752,365    811,236    2,953,592

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         481,580    501,952    485,356    544,525    2,013,413
   Interest credited                                         54,258     38,033     59,381     54,252      205,924
   Policy acquisition costs and other insurance expenses     89,286    102,367    105,360    115,762      412,775
   Change in DAC associated with change in value
      of embedded derivatives                                15,708    (13,604)     3,858      1,010        6,972
   Other operating expenses                                  12,034     12,619     12,619     13,484       50,756
                                                           --------   --------   --------   --------   ----------
      Total benefits and expenses                           652,866    641,367    666,574    729,033    2,689,840

      Income before income taxes                           $ 68,496   $ 27,262   $ 85,791   $ 82,203   $  263,752
                                                           --------   --------   --------   --------   ----------
      Investment related (gains) losses, net (1)             (1,956)     4,198        621      6,702        9,565
      Change in value of embedded derivatives, net (2)       (6,853)     6,313        322       (254)        (472)
                                                           --------   --------   --------   --------   ----------
      Operating income before income taxes                 $ 59,687   $ 37,773   $ 86,734   $ 88,651   $  272,845
                                                           --------   --------   --------   --------   ----------

(1) U.S. Operations is net of DAC offsets of $527, $(322), $162 and $(485) for the four quarters of 2005, respectively.

(2) U.S. Operations is net of DAC offsets included in change in deferred acquisition cost associated with change in value of embedded derivative of $15,708, $(13,604), $3,858 and $1,010 for the four quarters of 2005, respectively.

                                                                           YEAR ENDED DECEMBER 31, 2004
                                                             -------------------------------------------------------
                                                               FIRST     SECOND      THIRD     FOURTH
                                                              QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                             --------   --------   --------   --------   -----------
REVENUES:
Net premiums                                                 $532,381   $531,331   $539,750   $609,088   $2,212,550
   Investment income, net of related expenses                 103,288    103,548    110,618    132,355      449,809
   Investment related gains (losses), net                      14,417      4,225     (1,192)    (6,519)      10,931
   Change in value of embedded derivatives                      1,522     17,472    (18,610)    25,720       26,104
   Other revenue                                                9,249      9,429      9,776     10,758       39,212
                                                             --------   --------   --------   --------   -----------
      Total revenues                                          660,857    666,005    640,342    771,402    2,738,606

BENEFITS AND EXPENSES:
   Claims and other policy benefits                           429,855    432,684    422,946    485,812    1,771,297
   Interest credited                                           46,572     43,821     46,725     59,652      196,770
   Policy acquisition costs and other insurance expenses       89,454     86,649    100,677    122,614      399,394
   Change in DAC associated with change in value
      of embedded derivatives                                   4,200     13,293    (13,209)    18,612       22,896
   Other operating expenses                                    14,582     13,598     14,179     11,768       54,127
                                                             --------   --------   --------   --------   -----------
      Total benefits and expenses                             584,663    590,045    571,318    698,458    2,444,484

      Income before income taxes                             $ 76,194   $ 75,960   $ 69,024   $ 72,944   $  294,122
                                                             --------   --------   --------   --------   -----------
      Investment related (gains) losses, net (1)              (14,360)    (4,658)       299      7,938      (10,781)
      Change in value of embedded derivatives, net (2) (3)      2,678     (4,179)     5,434     (1,979)       1,954
                                                             --------   --------   --------   --------   -----------
      Operating income before income taxes                   $ 64,512   $ 67,123   $ 74,757   $ 78,903   $  285,295
                                                             --------   --------   --------   --------   -----------

(1) U.S. Operations is net of DAC offsets of $57, $(433), $(893) and $1,419 for the four quarters of 2004, respectively.

(2) U.S. Operations is net of DAC offsets included in change in deferred acquisition cost associated with change in value of embedded derivative of $4,200, $13,293, $(13,209) and $18,612 for the four quarters of 2004, respectively.

(3) U.S. Operations is net of DAC offsets included in policy acquisition costs and other insurance expenses of $(20,782) for the fourth quarter of 2004 and investment income offsets of $33 and $25,911 for the third and fourth quarters of 2004, respectively.

                            U.S. OPERATIONS SEGMENT
                      SUBSEGMENT - TRADITIONAL REINSURANCE
                                    (000's)

                                                                          YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $566,794   $574,695   $610,242   $677,159   $2,428,890
   Investment income, net of related expenses                63,325     66,172     69,011     70,023      268,531
   Investment related losses, net                            (1,031)    (2,633)      (861)    (4,078)      (8,603)
   Other revenue                                                566        145        185        422        1,318
                                                           --------   --------   --------   --------   ----------
      Total revenues                                        629,654    638,379    678,577    743,526    2,690,136

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         483,262    497,019    484,493    543,763    2,008,537
   Interest credited                                         14,007     14,303     13,553     12,095       53,958
   Policy acquisition costs and other insurance expenses     73,638     87,817     90,696    102,830      354,981
   Other operating expenses                                   9,259     10,038     10,159     10,833       40,289
                                                           --------   --------   --------   --------   ----------
      Total benefits and expenses                           580,166    609,177    598,901    669,521    2,457,765

      Income before income taxes                           $ 49,488   $ 29,202   $ 79,676   $ 74,005   $  232,371
                                                           --------   --------   --------   --------   ----------
      Investment related losses, net                          1,031      2,633        861      4,078        8,603
      Change in value of embedded derivatives, net               --         --         --         --           --
                                                           --------   --------   --------   --------   ----------
      Operating income before income taxes                 $ 50,519   $ 31,835   $ 80,537   $ 78,083   $  240,974
                                                           --------   --------   --------   --------   ----------

                                                                          YEAR ENDED DECEMBER 31, 2004
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $531,199   $530,140   $538,524   $607,854   $2,207,717
   Investment income, net of related expenses                58,587     56,680     58,702     63,303      237,272
   Investment related gains (losses), net                    14,301      5,028       (443)      (769)      18,117
   Other revenue                                              1,281        651        704        580        3,216
                                                           --------   --------   --------   --------   ----------
      Total revenues                                        605,368    592,499    597,487    670,968    2,466,322

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         430,875    430,303    414,249    486,117    1,761,544
   Interest credited                                         12,078     12,117     12,073     14,022       50,290
   Policy acquisition costs and other insurance expenses     79,119     75,517     91,459     95,170      341,265
   Other operating expenses                                  12,001     11,041     11,691      9,214       43,947
                                                           --------   --------   --------   --------   ----------
      Total benefits and expenses                           534,073    528,978    529,472    604,523    2,197,046

      Income before income taxes                           $ 71,295   $ 63,521   $ 68,015   $ 66,445   $  269,276
                                                           --------   --------   --------   --------   ----------
      Investment related (gains) losses, net                (14,301)    (5,028)       443        769      (18,117)
      Change in value of embedded derivatives, net               --         --         --         --           --
                                                           --------   --------   --------   --------   ----------
      Operating income before income taxes                 $ 56,994   $ 58,493   $ 68,458   $ 67,214   $  251,159
                                                           --------   --------   --------   --------   ----------

                            U.S. OPERATIONS SEGMENT
                    SUBSEGMENT - ASSET-INTENSIVE REINSURANCE
                                     (000's)

                                                                          YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $ 1,224    $  1,117    $ 1,147   $ 1,182     $  4,670
   Investment income, net of related expenses               56,654      41,041     59,776    57,470      214,941
   Investment related gains (losses), net                    3,516      (1,882)       405    (3,098)      (1,059)
   Change in value of embedded derivatives                  22,561     (19,917)     3,536     1,264        7,444
   Other revenue                                             1,047       2,797      2,116     2,661        8,621
                                                           --------   --------   --------   --------    --------
      Total revenues                                        85,002      23,156     66,980    59,479      234,617

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         (1,684)      4,933        860       761        4,870
   Interest credited                                        40,251      23,730     45,828    42,157      151,966
   Policy acquisition costs and other insurance expenses    13,687      12,437     12,559    10,753       49,436
   Change in DAC associated with change in value
      of embedded derivatives                               15,708     (13,604)     3,858     1,010        6,972
   Other operating expenses                                  1,338       1,236      1,173     1,309        5,056
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                           69,300      28,732     64,278    55,990      218,300

      Income (loss) before income taxes                    $15,702    $ (5,576)   $ 2,702   $ 3,489     $ 16,317
                                                           --------   --------   --------   --------    --------
      Investment related (gains)/losses, net (1)            (2,989)      1,560       (243)    2,613          941
      Change in value of embedded derivatives, net (2)      (6,853)      6,313        322      (254)        (472)
                                                           --------   --------   --------   --------    --------
      Operating income before income taxes                 $ 5,860    $  2,297    $ 2,781   $ 5,848     $ 16,786
                                                           --------   --------   --------   --------    --------

(1) Asset Intensive is net of DAC offsets of $527, $(322), $162 and $(485) for the four quarters of 2005, respectively.

(2) Asset Intensive is net of DAC offsets included in change in deferred acquisition cost associated with change in value of embedded derivative of $15,708, $(13,604), $3,858 and $1,010 for the four quarters of 2005, respectively.

                                                                          YEAR ENDED DECEMBER 31, 2004
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
Net premiums                                               $ 1,182    $ 1,191    $  1,226   $ 1,234     $  4,833
   Investment income, net of related expenses               44,628     46,700      51,738    68,882      211,948
   Investment related gains (losses), net                       87       (824)       (748)   (5,747)      (7,232)
   Change in value of embedded derivatives                   1,522     17,472     (18,610)   25,720       26,104
   Other revenue                                             1,670      1,906       2,645     3,514        9,735
                                                           -------    -------    --------   -------     --------
      Total revenues                                        49,089     66,445      36,251    93,603      245,388

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         (1,021)     3,248       7,829      (305)       9,751
   Interest credited                                        34,494     31,704      34,652    45,630      146,480
   Policy acquisition costs and other insurance expenses     8,050      8,883       7,599    25,305       49,837
   Change in DAC associated with change in value
      of embedded derivatives                                4,200     13,293     (13,209)   18,612       22,896
   Other operating expenses                                  1,159      1,029       1,294     1,232        4,714
                                                           -------    -------    --------   -------     --------
      Total benefits and expenses                           46,882     58,157      38,165    90,474      233,678

      Income (loss) before income taxes                    $ 2,207    $ 8,288    $ (1,914)  $ 3,129     $ 11,710
                                                           -------    -------    --------   -------     --------
      Investment related (gains)/losses, net (1)               (30)       391        (145)    7,166        7,382
      Change in value of embedded derivatives, net (2) (3)   2,678     (4,179)      5,434    (1,979)       1,954
                                                           -------    -------    --------   -------     --------
      Operating income before income taxes                 $ 4,855    $ 4,500    $  3,375   $ 8,316     $ 21,046
                                                           -------    -------    --------   -------     --------

(1) Asset Intensive is net of DAC offsets of $57, $(433), $(893) and $1,419 for the four quarters of 2004, respectively.

(2) Asset Intensive is net of DAC offsets included in change in deferred acquisition cost associated with change in value of embedded derivative of $4,200, $13,293, $(13,209) and $18,612 for the four quarters of 2004, respectively.

(3) Asset Intensive is net of DAC offsets included in policy acquisition costs and other insurance expenses of $(20,782) for the fourth quarter of 2004 and investment income offsets of $33 and $25,911 for the third and fourth quarters of 2004, respectively.

                             U.S. OPERATIONS SEGMENT
                       SUBSEGMENT - FINANCIAL REINSURANCE
                                     (000's)

                                                                     YEAR ENDED DECEMBER 31, 2005
                                                           -----------------------------------------------
                                                            FIRST     SECOND    THIRD     FOURTH
                                                           QUARTER   QUARTER   QUARTER   QUARTER    TOTAL
                                                           -------   -------   -------   -------   -------
REVENUES:
   Investment income, net of related expenses                  70        92       157       148        467
   Investment related losses, net                              (2)       (5)       (3)      (11)       (21)
   Other revenue                                            6,638     7,007     6,654     8,094     28,393
                                                           ------    ------    ------    ------    -------
   Total revenues                                           6,706     7,094     6,808     8,231     28,839

BENEFITS AND EXPENSES:
   Claims and other policy benefits                             2         0         3         1          6
   Policy acquisition costs and other insurance expenses    1,961     2,113     2,105     2,179      8,358
   Other operating expenses                                 1,437     1,345     1,287     1,342      5,411
                                                           ------    ------    ------    ------    -------
      Total benefits and expenses                           3,400     3,458     3,395     3,522     13,775

      Income before income taxes                           $3,306    $3,636    $3,413    $4,709    $15,064
                                                           ------    ------    ------    ------    -------
      Investment related losses, net                            2         5         3        11         21
      Change in value of embedded derivatives, net             --        --        --        --         --
                                                           ------    ------    ------    ------    -------
      Operating income before income taxes                 $3,308    $3,641    $3,416    $4,720    $15,085
                                                           ------    ------    ------    ------    -------

                                                                     YEAR ENDED DECEMBER 31, 2004
                                                           -----------------------------------------------
                                                            FIRST     SECOND    THIRD     FOURTH
                                                           QUARTER   QUARTER   QUARTER   QUARTER    TOTAL
                                                           -------   -------   -------   -------   -------
REVENUES:
   Investment income, net of related expenses                  73       168       178       170        589
   Investment related gains (losses), net                      29        21        (1)       (3)        46
   Other revenue                                            6,298     6,872     6,427     6,664     26,261
                                                           ------    ------    ------    ------    -------
      Total revenues                                        6,400     7,061     6,604     6,831     26,896

BENEFITS AND EXPENSES:
   Claims and other policy benefits                             1      (867)      868        --          2
   Policy acquisition costs and other insurance expenses    2,285     2,249     1,619     2,139      8,292
   Other operating expenses                                 1,422     1,528     1,194     1,322      5,466
                                                           ------    ------    ------    ------    -------
      Total benefits and expenses                           3,708     2,910     3,681     3,461     13,760

      Income before income taxes                           $2,692    $4,151    $2,923    $3,370   $ 13,136
                                                           ------    ------    ------    ------    -------
      Investment related (gains) losses, net                  (29)      (21)        1         3        (46)
      Change in value of embedded derivatives, net             --        --        --        --         --
                                                           ------    ------    ------    ------    -------
      Operating income before income taxes                 $2,663    $4,130    $2,924    $3,373   $ 13,090
                                                           ------    ------    ------    ------    -------

                                 CANADA SEGMENT
                                     (000's)

                                                                      YEAR ENDED DECEMBER 31, 2005
                                                           ---------------------------------------------------
                                                            FIRST     SECOND      THIRD     FOURTH
                                                           QUARTER    QUARTER    QUARTER    QUARTER    TOTAL
                                                           -------   --------   --------   --------   --------
REVENUES:
   Net premiums                                            $73,756   $ 76,854   $ 89,074   $103,447   $343,131
   Investment income, net of related expenses               22,537     22,372     22,728     25,372     93,009
   Investment related gains, net                               635      1,667        678        517      3,497
   Other revenue                                                34         19       (319)       (13)      (279)
                                                           -------   --------   --------   --------   --------
      Total revenues                                        96,962    100,912    112,161    129,323    439,358

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         68,645     74,252     73,810     91,252    307,959
   Interest credited                                           357        252        266        230      1,105
   Policy acquisition costs and other insurance expenses     8,838     11,992     22,474     21,617     64,921
   Other operating expenses                                  3,460      3,619      3,921      4,174     15,174
                                                           -------   --------   --------   --------   --------
      Total benefits and expenses                           81,300     90,115    100,471    117,273    389,159

      Income before income taxes                           $15,662   $ 10,797   $ 11,690   $ 12,050   $ 50,199
                                                           -------   --------   --------   --------   --------
      Investment related gains, net                           (635)    (1,648)      (618)      (464)    (3,365)
      Change in value of embedded derivatives, net              --         --         --         --         --
                                                           -------   --------   --------   --------   --------
      Operating income before income taxes                 $15,027   $  9,149   $ 11,072   $ 11,586   $ 46,834
                                                           -------   --------   --------   --------   --------

                                                                     YEAR ENDED DECEMBER 31, 2004
                                                           ------------------------------------------------
                                                            FIRST     SECOND    THIRD     FOURTH
                                                           QUARTER   QUARTER   QUARTER   QUARTER    TOTAL
                                                           -------   -------   -------   -------   --------
REVENUES:
   Net premiums                                            $60,147   $61,831   $59,230   $72,645   $253,853
   Investment income, net of related expenses               19,055    18,636    19,583    21,489     78,763
   Investment related gains, net                               414     5,219         2     2,464      8,099
   Other revenue                                                38        31       (31)       (6)        32
                                                           -------   -------   -------   -------   --------
      Total revenues                                        79,654    85,717    78,784    96,592    340,747

BENEFITS AND EXPENSES:
   Claims and other policy benefits                         59,366    59,499    59,568    72,109    250,542
   Interest credited                                           377       418       530       515      1,840
   Policy acquisition costs and other insurance expenses     9,268    10,528     8,049    10,094     37,939
   Other operating expenses                                  2,728     2,761     2,719     2,952     11,160
                                                           -------   -------   -------   -------   --------
      Total benefits and expenses                           71,739    73,206    70,866    85,670    301,481

      Income before income taxes                           $ 7,915   $12,511   $ 7,918   $10,922   $ 39,266
                                                           -------   -------   -------   -------   --------
      Investment related gains, net                           (414)   (5,219)       (2)   (2,464)    (8,099)
      Change in value of embedded derivatives, net              --        --        --        --         --
                                                           -------   -------   -------   -------   --------
      Operating income before income taxes                 $ 7,501   $ 7,292   $ 7,916   $ 8,458   $ 31,167
                                                           -------   -------   -------   -------   --------

                              ASIA-PACIFIC SEGMENT
                                    (000's)

                                                                       YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $118,208   $145,018   $135,336   $136,365    $534,927
   Investment income, net of related expenses                 4,740      5,269      5,409      6,355      21,773
   Investment related gains (losses), net                       (47)       101         21       (344)       (269)
   Other revenue                                               (187)     2,135        699      1,946       4,593
                                                           --------   --------   --------   --------    --------
      Total revenues                                        122,714    152,523    141,465    144,322     561,024

BENEFITS AND EXPENSES:
   Claims and other policy benefits                          90,660    110,617    114,059    104,599     419,935
   Policy acquisition costs and other insurance expenses     24,470     23,371     18,758     15,785      82,384
   Other operating expenses                                   4,674      7,159      7,232      8,372      27,437
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                           119,804    141,147    140,049    128,756     529,756

      Income before income taxes                           $  2,910   $ 11,376   $  1,416   $ 15,566    $ 31,268
                                                           --------   --------   --------   --------    --------
      Investment related (gains) losses, net                     47       (101)       (21)       344         269
      Change in value of embedded derivatives, net               --         --         --         --          --
                                                           --------   --------   --------   --------    --------
      Operating income before income taxes                 $  2,957   $ 11,275   $  1,395   $ 15,910    $ 31,537
                                                           --------   --------   --------   --------    --------

                                                                       YEAR ENDED DECEMBER 31, 2004
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $103,539   $84,178    $103,363   $108,041    $399,121
   Investment income, net of related expenses                 2,802     2,404       3,343      3,933      12,482
   Investment related gains (losses), net                       216      (193)        190        142         355
   Other revenue                                                635     2,950        (423)     1,959       5,121
                                                           --------   -------    --------   --------    --------
      Total revenues                                        107,192    89,339     106,473    114,075     417,079

BENEFITS AND EXPENSES:
   Claims and other policy benefits                          74,845    67,380      84,612    103,307     330,144
   Policy acquisition costs and other insurance expenses     22,261    12,602      18,196      2,067      55,126
   Other operating expenses                                   4,742     5,672       6,476      7,471      24,361
                                                           --------   -------    --------   --------    --------
      Total benefits and expenses                           101,848    85,654     109,284    112,845     409,631

      Income (loss) before income taxes                    $  5,344   $ 3,685    $ (2,811)  $  1,230    $  7,448
                                                           --------   -------    --------   --------    --------
      Investment related (gains) losses, net                   (216)      193        (190)      (142)       (355)
      Change in value of embedded derivatives, net               --        --          --         --          --
                                                           --------   -------    --------   --------    --------
      Operating income (loss) before income taxes          $  5,128   $ 3,878    $ (3,001)  $  1,088    $  7,093
                                                           --------   -------    --------   --------    --------

                         EUROPE & SOUTH AFRICA SEGMENT
                                     (000's)

                                                                        YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $141,358   $132,972   $137,145   $141,217    $552,692
   Investment income, net of related expenses                 2,528      2,502      3,184      3,280      11,494
   Investment related gains (losses), net                        14       (180)       (16)      (136)       (318)
   Other revenue                                                101         69         88         41         299
                                                           --------   --------   --------   --------    --------
      Total revenues                                        144,001    135,363    140,401    144,402     564,167

BENEFITS AND EXPENSES:
   Claims and other policy benefits                          96,332    112,117     97,039     99,633     405,121
   Interest credited                                            363        190        109        220         882
   Policy acquisition costs and other insurance expenses     27,133     22,782     20,262     24,676      94,853
   Other operating expenses                                   5,660      7,118      7,264      7,749      27,791
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                           129,488    142,207    124,674    132,278     528,647

      Income (loss) before income taxes                    $ 14,513   $ (6,844)  $ 15,727   $ 12,124    $ 35,520
                                                           --------   --------   --------   --------    --------
      Investment related (gains) losses, net                    (14)       180         16        136         318
      Change in value of embedded derivatives, net               --         --         --         --          --
                                                           --------   --------   --------   --------    --------
      Operating income (loss) before income taxes          $ 14,499   $ (6,664)  $ 15,743   $ 12,260    $ 35,838
                                                           --------   --------   --------   --------    --------

                                                                        YEAR ENDED DECEMBER 31, 2004
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------

REVENUES:
   Net premiums                                            $117,203   $118,951   $116,872   $125,580    $478,606
   Investment income, net of related expenses                 1,171      1,534      1,751      2,051       6,507
   Investment related gains, net                              1,294        676        150        236       2,356
   Other revenue                                                412        399        627        (63)      1,375
                                                           --------   --------   --------   --------    --------
      Total revenues                                        120,080    121,560    119,400    127,804     488,844

BENEFITS AND EXPENSES:
   Claims and other policy benefits                          81,997     73,811     76,088     82,177     314,073
   Interest credited                                              0          0          0          0           0
   Policy acquisition costs and other insurance expenses     29,585     30,122     28,253     35,711     123,671
   Other operating expenses                                   4,682      5,524      5,479      5,787      21,472
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                           116,264    109,457    109,820    123,675     459,216

      Income before income taxes                           $  3,816   $ 12,103   $  9,580   $  4,129    $ 29,628
                                                           --------   --------   --------   --------    --------
      Investment related gains, net                          (1,294)      (676)      (150)      (236)     (2,356)
      Change in value of embedded derivatives, net               --         --         --         --          --
                                                           --------   --------   --------   --------    --------
      Operating income before income taxes                 $  2,522   $ 11,427   $  9,430   $  3,893    $ 27,272
                                                           --------   --------   --------   --------    --------

                           CORPORATE & OTHER SEGMENT
                                    (000's)

                                                                        YEAR ENDED DECEMBER 31, 2005
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $   480    $    698   $   588    $    699    $  2,465
   Investment income, net of related expenses                7,199       8,836     6,191       6,724      28,950
   Investment related gains, net                               894      15,882     2,435       1,152      20,363
   Other revenue                                             2,604       8,489     2,811         942      14,846
                                                           --------   --------   --------   --------    --------
      Total revenues                                        11,177      33,905    12,025       9,517      66,624

BENEFITS AND EXPENSES:
   Claims and other policy benefits                            836      28,992     4,072       7,574      41,474
   Interest credited                                            75         140       163          87         465
   Policy acquisition costs and other insurance expenses    (5,751)     (2,657)   (8,156)     (9,010)    (25,574)
   Other operating expenses                                  7,178       7,517     6,956      11,573      33,224
   Interest expense                                          9,885       9,895    10,052      11,596      41,428
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                           12,223      43,887    13,087      21,820      91,017

      Loss before income taxes                             $(1,046)   $ (9,982)  $(1,062)   $(12,303)   $(24,393)
                                                           --------   --------   --------   --------    --------
      Investment related gains, net (1)                       (894)    (12,834)   (2,435)     (1,152)    (17,315)
      Change in value of embedded derivatives, net              --          --        --          --          --
                                                           --------   --------   --------   --------    --------
      Operating loss before income taxes                   $(1,940)   $(22,816)  $(3,497)   $(13,455)   $(41,708)
                                                           --------   --------   --------   --------    --------

(1) Corporate & Other is net of DAC offsets of $3,048 included in policy acquisition costs and other insurance expenses for the second quarter of 2005.

                                                                        YEAR ENDED DECEMBER 31, 2004
                                                           -------------------------------------------------------
                                                             FIRST     SECOND      THIRD     FOURTH
                                                            QUARTER    QUARTER    QUARTER    QUARTER      TOTAL
                                                           --------   --------   --------   --------   -----------
REVENUES:
   Net premiums                                            $   604    $ 1,017    $   239    $  1,458    $  3,318
   Investment income, net of related expenses                7,244      8,063      9,287       8,373      32,967
   Investment related gains, net                             2,075      2,764      1,514       1,379       7,732
   Other revenue                                             1,516      1,950      3,425       2,735       9,626
                                                           --------   --------   --------   --------    --------
      Total revenues                                        11,439     13,794     14,465      13,945      53,643

BENEFITS AND EXPENSES:
   Claims and other policy benefits                            991      1,428     (1,596)     11,658      12,481
   Interest credited                                            69         93         81          78         321
   Policy acquisition costs and other insurance expenses    (7,500)    (5,744)    (7,085)     (4,772)    (25,101)
   Other operating expenses                                  6,795      7,341      8,015       6,625      28,776
   Interest expense                                          9,538      9,542      9,655       9,702      38,437
                                                           --------   --------   --------   --------    --------
      Total benefits and expenses                            9,893     12,660      9,070      23,291      54,914

      Income (loss) before income taxes                    $ 1,546    $ 1,134    $ 5,395    $ (9,346)   $ (1,271)
                                                           --------   --------   --------   --------    --------
      Investment related gains, net                         (2,075)    (2,764)    (1,514)     (1,379)     (7,732)
      Change in value of embedded derivatives, net              --         --         --          --          --
                                                           --------   --------   --------   --------    --------
      Operating income (loss) before income taxes          $  (529)   $(1,630)   $ 3,881    $(10,725)   $ (9,003)
                                                           --------   --------   --------   --------    --------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         REINSURANCE GROUP OF AMERICA,
                                         INCORPORATED



Date: May 5, 2006                        By: /s/ Jack B. Lay
                                         ------------------------------------
                                         Jack B. Lay
                                         Executive Vice President and Chief
                                         Financial Officer